UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 2, 2013

WHITE MOUNTAIN TITANIUMCORPORATION
(Exact Name of Registrant as Specified in Charter)

Nevada	333-129347	87-057730
(State or Other Jurisdiction of	Commission File Number	(IRS Employer Identification No.)
Incorporation)

Augusto Leguia 100, Oficina 1401, Las Condes, Santiago Chile	None
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (56 2) 2657-1800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.03                Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 2, 2013, the Board of Directors, through unanimous written consent, approved several amendments to the Bylaws of the Company. The amendments, including marked changes to amended provisions, are set forth below:

•	Article I of the Bylaws of the Company is amended to read as follows:

The registered office of the corporation in the State of Nevada shall be located in the ~~City of Las Vegas, County of Clark~~ Consolidated Municipality of Carson City. The corporation may have its principal office and such other offices, either within or without the State of incorporation as the ~~board~~ Board of ~~directors~~ Directors may designate or as the business of the corporation may from time to time require.

•	Subparagraph (b) is added to Section 1 of Article II of the Bylaws to read as follows:

(b)           For so long as the corporation is listed on a Canadian stock exchange and for a period of 90 days thereafter, annual meetings of the stockholders shall be held each year on a date and time designated by the Board of Directors provided that such date is no later than six months following the corporation’s fiscal year end.

•	Section 2 of Article II of the Bylaws of the Company is amended to read as follows:

Special meetings of the stockholders, for any purpose or purposes, unless otherwise prescribed by statute, may be called by the president or by a majority of the directors, and shall be called by the president at the request of the holders of not less than ten percent of all the outstanding shares of the corporation entitled to vote at the meeting.

•	Section 4 of Article II of the Bylaws is amended to read as follows:

4. NOTICE OF MEETING.

Written or printed notice stating the place, day and hour of the meeting and, in case of a special meeting, the purpose or purposes for which the meeting is called, shall be delivered not less than ten nor more than ~~thirty~~ sixty days before the date of the meeting, either personally or by mail, by or at the direction of the president, or the secretary, or the officer or persons calling the meeting, to each stockholder of record entitled to vote at such meeting. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail, addressed to the stockholder at his address as it appears on the stock transfer books of the corporation, with postage thereon prepaid.

•	Section 5 of Article II of the Bylaws is amended to read as follows:

5. CLOSING OF TRANSFER BOOKS OR FIXING OF RECORD DATE.

For the purpose of determining stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or stockholders entitled to receive payment of any dividend, or in order to make a determination of stockholders for any other proper purpose, the directors of the corporation may provide that the stock transfer books shall be closed for a stated period but not to exceed, in any case, thirty days. If the stock transfer books shall be closed for the purpose of determining stockholders entitled to notice of or to vote at a meeting of stockholders, such books shall be closed for at least ten days immediately preceding such meeting. In lieu of closing the stock transfer books, the directors may fix in advance a date as the record date for any such determination of stockholders, such date in any case to be not more than ~~thirty~~ sixty days and, in case of a meeting of stockholders, not less than ten days prior to the date on which the particular action requiring such determination of stockholders is to be taken. If the stock transfer books are not closed and no record date is fixed for the determination of stockholders entitled to notice of or to vote at a meeting of stockholders, or stockholders entitled to receive payment of a dividend, the date on which notice of the meeting is mailed or the date on which the resolution of the directors declaring such dividend is adopted, as the case may be, shall be the record date for such determination of stockholders. When a determination of stockholders entitled to vote at any meeting of stockholders has been made as provided in this section, such determination shall apply to any adjournment thereof.

•	Section 9 of Article II of the Bylaws is amended to read as follows:

9. VOTING.

Each stockholder entitled to vote in accordance with the terms and provisions of the certificate of incorporation and these by-laws shall be entitled to one vote, in person or by proxy, for each share of stock entitled to vote held by such stockholders. Upon the demand of any stockholder, the vote for directors and upon any question before the meeting shall be by ballot. All elections for directors shall be decided by plurality vote; all other questions shall be decided by majority vote except as otherwise provided by the ~~Certificate~~ Articles of Incorporation or the laws of ~~this State~~ the state of incorporation.

•	Section 1 of Article III of the Bylaws is amended to read as follows:

(a)           The business and affairs of the corporation shall be managed by its ~~board~~ Board of ~~directors~~ Directors. The directors shall in all cases act as a board, and they may adopt such rules and regulations for the conduct of their meetings and the management of the corporation, as they may deem proper, not inconsistent with these by-laws and the laws of this State.

(b)           Any rights of the Board of Directors under Nevada law to take action to protect the interest of the corporation and its stockholders by granting or denying any rights, privileges, power or authorities of the corporation’s stockholders shall not be exercised by the Board of Directors for so long as the corporation is listed on a Canadian stock exchange.

•	Section 2 of Article III of the Bylaws is amended to read as follows:

2. NUMBER, TENURE AND QUALIFICATIONS.

The number of directors of the corporation shall be as established by the ~~board~~ Board of ~~directors~~ Directors, but shall be no less than one. Each director shall hold office until the next annual meeting of stockholders and until his successor shall have been elected and qualified.

•	Section 5 of Article III of the Bylaws is amended to read as follows:

5. NOTICE.

Notice of any special meeting shall be given at least two days previously thereto by written notice delivered personally, by electronic transmission, or by telegram or mailed to each director at his business address. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail so addressed, with postage thereon prepaid. If notice be given by telegram, such notice shall be deemed to be delivered when the telegram is delivered to the telegraph company. The attendance of a director at a meeting shall constitute a waiver of notice of such meeting, except where a director attends a meeting for the express purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened.

•	Section 7 of Article III of the Bylaws is amended to read as follows:

7. MANNER OF ACTING.

The act of the majority of the directors present at a meeting at which a quorum is present shall be the act of the directors. In the event of an even number of directors in attendance at a meeting and there is a deadlock in votes, the Chairman shall have the deciding vote.

•	Section 11 of Article III of the Bylaws is amended to read as follows:

11. COMPENSATION.

~~No~~ The Board of Directors, without regard to personal interest, may establish the compensation ~~shall be paid to~~ of directors~~, as such,~~ for ~~their~~ services~~, but by resolution of the board a fixed sum and expenses for actual attendance at each regular or special meeting of the board may be authorized.~~ in any capacity. Nothing herein contained shall be construed to preclude any director from serving the corporation in any other capacity and receiving compensation therefor.

•	The following Section 14 is added to Article III of the Bylaws:

14. NUMBER OF VOTES

For so long as the corporation is listed on a Canadian stock exchange and for a period of 90 days thereafter, each director shall have one vote for any action required or permitted to be taken at any meeting of the Board of Directors or any committee thereof or without a meeting as provided herein. All directors and classes of directors shall have the same voting rights.

•	A new Section 5 is added to Article IV of the Bylaws to read as follows with the remaining sections to be renumbered accordingly:

5. CHAIRMAN OF THE BOARD

Unless the Company shall have an Executive Chairman authorized to preside at meetings, the Chairman of the Board shall preside at all meetings of stockholders and the Board of Directors. The Chairman shall have the other powers and duties as may be delegated from time to time by the Board of Directors.

•	Section 10 of Article IV of the Bylaws is renumbered to Section 6 and amended to read as follows with the remaining sections to be renumbered accordingly:

6. EXECUTIVE CHAIRMAN.

The ~~executive~~ Executive ~~chairman~~ Chairman shall be an executive officer of the corporation and shall be subject to the control of the directors. In the absence of the Chief Executive Officer or the ~~president~~ President, or in event of his death, inability or refusal to act, the ~~executive~~ Executive ~~chairman~~ Chairman may perform the duties of the Chief Executive Officer or ~~president~~ President, and when so acting, shall have all the powers of and be subject to all the restrictions upon the Chief Executive Officer or ~~president~~ President. The ~~executive~~ Executive ~~chairman~~ Chairman shall, when present, preside at all meetings of the stockholders and of the directors. He may sign any deeds, mortgages, bonds, contracts, or other instruments which the directors have authorized to be executed, except in cases where the signing and execution thereof shall be expressly delegated by the directors or by these by-laws to some other officer or agent of the corporation, or shall be required by law to be otherwise signed or executed; and in general shall perform such duties as may be prescribed by the directors from time to time.

•	A new Section 7 is added to Article IV of the Bylaws to read as follows with the remaining sections to be renumbered accordingly:

7. CHIEF EXECUTIVE OFFICER.

The Chief Executive Officer shall, subject to the oversight of the Board of Directors, have general supervision, direction and control of the business and the officers, employees and agents of the corporation. In the absence of the Chairman of the Board of Directors, the Chief Executive Officer, if such officer is a director, shall preside at all meetings of the Board of Directors, unless the Board of Directors determines otherwise. The Chief Executive Officer shall perform such other duties and have such other powers as the Board of Directors shall designate from time to time.

•	Section 5 of Article IV of the Bylaws is renumbered to Section 8 and amended to read as follows with the remaining sections to be renumbered accordingly:

8. PRESIDENT.

Subject to the oversight of the Board of Directors and the supervision, control and authority of the Chief Executive Officer, if any, the President shall have general supervision, direction and control of the business and the officers, employees and agents of the Corporation. In the absence of a Chief Executive Officer appointed by the Board, the President shall be the chief executive officer of the Corporation. The President shall perform such other duties and have such other powers as the Board of Directors shall designate from time to time. He may sign, with the secretary or any other proper officer of the corporation thereunto authorized by the directors, certificates for shares of the corporation, any deeds, mortgages, bonds, contracts, or other instruments which the directors have authorized to be executed, except in cases where the signing and execution thereof shall be expressly delegated by the directors or by these by-laws to some other officer or agent of the corporation, or shall be required by law to be otherwise signed or executed; and in general shall perform all duties incident to the office of president and such other duties as may be prescribed by the directors from time to time.

•	A new Section 11 be and hereby is added to Article IV of the Bylaws to read as follows with the remaining sections to be renumbered accordingly:

11. CHIEF FINANCIAL OFFICER

The Chief Financial Officer of the corporation shall keep and maintain, or cause to be kept and maintained, adequate and correct books and records of accounts of the properties and business transactions of the Corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, retained earnings and shares. The books of account shall at all reasonable times be open to inspection by any director for a purpose reasonably related to his position as a director. The Chief Financial Officer shall render to the Chief Executive Officer, President and Board of Directors, whenever they may request it, an account of the transactions of the Corporation and of the financial condition of the Corporation. The Chief Financial Officer shall have such other powers and perform such other duties as the Board of Directors shall designate or as may be provided by applicable law or elsewhere in these bylaws.

•	Section 8 of Article IV of the Bylaws is renumbered to Section 12 and amended to read as follows with the remaining sections to be renumbered accordingly:

12. TREASURER

The Treasurer shall have the custody of the corporate funds and securities and shall keep and maintain, or cause to be kept and maintained, full and accurate accounts of receipts and disbursements. The Treasurer shall deposit all monies and other valuables in the name and to the credit of the corporation in such depositories as may be designated by the Board of Directors. The Treasurer shall disburse funds of the corporation as may be ordered by the Board of Directors, the Chief Executive Officer, the Chief Financial Officer, or the President, taking proper vouchers for such disbursements. The Treasurer shall also have such powers and perform such duties incident to the office as may be assigned from time to time by the Board of Directors.

•	The following Section 3 is added to Article VI of the Bylaws to read as follows:

3. ACCEPTABLE CONSIDERATION FOR SHARES

For so long as the corporation is listed on a Canadian stock exchange and for a period of 90 days thereafter, the Board of Directors may authorize shares to be issued for consideration consisting of any tangible or intangible property or benefit to the corporation including cash, services performed or other securities of the corporation, provided that neither promissory notes nor future services constitute valid consideration for the issuance of shares by the corporation. When the corporation receives the consideration for which the Board of Directors authorized the issuance of shares, such shares shall be fully paid and non-assessable and the shareholders shall not be liable to the corporation or to its creditors in respect thereof.

•	The following Section 4 is added to Article VI of the Bylaws to read as follows:

4. SHARES ISSUED FOR FAIR MARKET VALUE

(a)           For so long as the corporation is listed on a Canadian stock exchange and for a period of 90 days thereafter, the corporation shall not issue and the Board of Directors shall not authorize the issuance of, shares for consideration which is less than the fair market value of such shares. In determining whether any property, benefit or services are equal to the fair market value of the shares, the Board of Directors may take into account reasonable charges and expenses of organization and reorganization and payments for property and services already received or performed that are reasonably expected to benefit the corporation. Absent evidence to the contrary, the determination of the Board of Directors as to the value of the consideration received by the corporation for the issuance of shares shall be final and conclusive.

(b)           For so long as the corporation is listed on a Canadian stock exchange and for a period of 90 days thereafter, members of the Board who vote for or consent to a resolution authorizing the issuance of a share for consideration are liable to the corporation to make good any amount by which the consideration received is less than the fair market value of such shares on the date of such resolution.

•	Article XI of the Bylaws is amended to read as follows:

(a) Except as provided below, these by-laws may be altered, amended or repealed and new bylaws may be adopted by action of the Board of Directors.

(b)            For so long as the corporation is listed on a Canadian stock exchange and for a period of 90 days thereafter, Article II, Section 1(b); Article III, Section 1(b); Article III, Section 14; Article VI, Section 3; Article VI, Section 4; Article XI(b), (c); and Article XII of these bylaws may be amended by a majority vote of all the stock issued and outstanding and entitled to vote at an annual or special meeting of the stockholders, provided notice of intention to amend shall have been contained in the notice of the meeting.

(c)            The Board of Directors by a majority vote at any meeting may amend these bylaws, including any bylaws adopted by the stockholders, but the stockholders may from time to time specify particular provisions of these bylaws, which shall not be amended by the Board of Directors; provided that for so long as the corporation is listed on a Canadian stock exchange the corporation and/or the Board of Directors will not amend or repeal these bylaws without the prior written approval of such Canadian stock exchange.

•	The following Article XII is added to the Bylaws:

ARTICLE XII - INDEMNIFICATION

Every person who was or is a party or is threatened to be made a party to or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he or a person of whom he is the legal representative is or was a director or officer of the Corporation or is or was serving at the request of the Corporation or for its benefit as a director or officer of another corporation, or as its representative in partnership, joint venture, trust or other enterprise, shall be indemnified and held harmless to the fullest extent legally permissible under the laws of the State of Nevada from time to time.

A copy of the Bylaws, as amended, is attached as an exhibit to this report.

Item 8.01                 Other Events.

2013 Annual Shareholders’ Meeting

On July 2, 2013, the Board of Directors approved holding the Annual Shareholders' Meeting at 10:00 am local time on September 5, 2013, at 1656 Reunion Avenue, Suite 250, South Jordan, Utah 84095.

At the meeting, the Company will elect directors, ratify the appointment of the Company’s independent registered public accounting firm for its fiscal year ending December 31, 2013, vote on a proposal to amend the Company’s Articles of Incorporation to increase the authorized Common Stock to 500,000,000 and the Preferred Stock to 100,000,000, and to conduct such other business as may properly come before the annual meeting.

Item 9.01                Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Bylaws, as amended July 2, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

White Mountain Titanium Corporation

Date: July 8, 2013	By	/s/ Michael P. Kurtanjek
Michael P. Kurtanjek, President